Thrivent Variable Life Account I

Supplement to Prospectus dated May 1, 2007

Regarding

Accelerated Benefits Rider

Please include this Supplement with your Prospectus.

This supplement describes the Accelerated Benefits Riders now available with the flexible premium variable life insurance contract (the “contract”) (form # V-VQ-VUL (03)) offered by Thrivent Financial for Lutherans. As of November 13, 2007, the previous rider is no longer available on this contract. Please keep the supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus. Please consult your financial representative for more details.

1. The Accelerated Benefits Riders on page 51 of the prospectus is amended to read as follows:

Accelerated Benefits Rider – Contracts Applied for Prior to November 13, 2007

This rider pays a portion of the death benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See Federal Tax Matters.

Accelerated Death Benefit for Terminal Illness Rider – Contracts Applied for After November 13, 2007

This rider pays a portion of the death benefit when requested if the Insured has a life expectancy of 24 months or less. Benefit payments under this rider may, in limited situations, be taxable. See Federal Tax Matters.

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919-0001

800-847-4836

The date of this Supplement is November 13, 2007.

For use in the states of Kansas and Massachusetts.

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